UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2015

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Pixelworks, Inc. (the "Company") held its 2015 Annual Meeting of Shareholders on May 13, 2015 in San Jose, California. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2015, and a statement of the number of votes cast for, withheld and against and the number abstentions and broker non-votes:

The following nominees were elected to serve on the board of directors by the votes indicated below:

Nominee	For	Withheld	Broker non-votes
Mark A. Christensen	4,867,300	1,566,736	12,371,462
C. Scott Gibson	4,864,300	1,569,736	12,371,462
Bruce A. Walicek	4,853,705	1,580,331	12,371,462

The proposal to approve the amendment to the 2006 Stock Incentive Plan was approved and received the following votes:

For	Against	Abstain	Broker non-votes
5,566,674	674,891	192,471	12,371,462

The proposal to ratify the appointment of KPMG LLP as Pixelworks' independent registered public accounting firm for the current fiscal year was approved and received the following votes:

For	Against	Abstain
18,378,027	395,075	32,396

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	May 18, 2015	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer